UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-54651	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated March 14, 2013 and filed (by the required date) on March 19, 2013 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

	Fair Oaks Hotel, LLC (Fairfax, Virginia Marriott Hotel)

	(Audited)
	Independent Auditors’ Report	3
	Balance Sheet – As of December 31, 2012	4
	Statement of Income – Year Ended December 31, 2012	5
	Statement of Changes in Member’s Deficit – Year Ended December 31, 2012	6
	Statement of Cash Flows – Year Ended December 31, 2012	7
	Notes to Financial Statements	8

b.	Pro forma financial information.

	The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate recently purchased hotel.

	Apple REIT Ten, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2012	13
	Notes to Pro Forma Condensed Consolidated Balance Sheet	15
	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012	16
	Notes to Pro Forma Condensed Consolidated Statement of Operations	18

c.	Shell company transaction.

	Not Applicable

d.	Exhibits.

	None

Independent Auditors’ Report

To the Member
Fair Oaks Hotel, LLC

We have audited the accompanying financial statements of Fair Oaks Hotel, LLC (the “Company”), which comprise the balance sheet as of December 31, 2012, and the related statement of income, changes in member’s deficit, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fair Oaks Hotel, LLC as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Dixon Hughes Goodman LLP
Memphis, TN
April 19, 2013

FAIR OAKS HOTEL, LLC
BALANCE SHEET
DECEMBER 31, 2012

ASSETS

Investment in hotel, net of accumulated depreciation of $21,738,149	$14,019,286
Property and equipment replacement reserve	240,477
Cash and cash equivalents	617,446
Accounts receivable	257,369
Prepaid expenses and other current assets	216,683
Intangible assets, net of accumulated amortization of $198,491	55,196
Other assets	10,500

Total Assets	$15,416,957

LIABILITIES AND MEMBER’S DEFICIT

LIABILITIES

Mortgage payable	$29,980,953
Notes payable - related party	1,754,000
Accounts payable and accrued expenses	729,058
Advance deposits from guests	125,787

Total liabilities	32,589,798

MEMBER’S DEFICIT	(17,172,841)

TOTAL LIABILITIES AND MEMBER’S DEFICIT	$15,416,957

See notes to financial statements.

FAIR OAKS HOTEL, LLC
STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2012

REVENUES

Rooms	$10,068,296
Other	3,206,718

Total revenues	13,275,014

EXPENSES
Rooms	3,043,652
Other operating expenses	2,122,626
Administrative and general	1,380,869
Advertising and business promotion	728,223
Utilities	517,335
Repairs and maintenance	959,818
Franchise fees	694,543
Management fees	531,144
Taxes, insurance and other	786,232
Depreciation and amortization	678,195

Total expenses	11,442,637

OPERATING INCOME	1,832,377

OTHER EXPENSE

Interest expense	1,106,387

NET INCOME	$725,990

See notes to financial statements.

FAIR OAKS HOTEL, LLC
STATEMENT OF CHANGES IN MEMBER’S DEFICIT
YEAR ENDED DECEMBER 31, 2012

Balance at January 1, 2012	$(17,870,002)

Distributions	(28,829)

Net income	725,990

Balance at December 31, 2012	$(17,172,841)

See notes to financial statements.

FAIR OAKS HOTEL, LLC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$725,990
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	678,195
Loss on disposal of property and equipment	34,606
Change in assets and liabilities:
Accounts receivable	9,653
Prepaid expenses and other current assets	(63,379)
Accounts payable and accrued expenses	(90,211)
Advance deposits from guests	62,020

Net cash provided by operating expenses	1,356,874

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(546,015)
Property and equipment replacement reserve deposits, net	(103,318)

Net cash used in investing expenses	(649,333)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on mortgage payable	(750,000)
Principal payments on notes payable - related parties	(69,600)
Distributions to member	(28,829)

Net cash used in financing expenses	(848,429)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(140,888)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	758,334

CASH AND CASH EQUIVALENTS AT END OF YEAR	$617,446

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Interest paid	$1,092,689

See notes to financial statements.

FAIR OAKS HOTEL, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

1. Background and Summary of Significant Accounting Policies

Background

During 2004, Fair Oaks Motel, a general partnership organized on October 31, 1980, pursuant to the laws of the State of Georgia, formed a single member Limited Liability Company, Fair Oaks Hotel, LLC (the “Company” or the “Hotel”) and contributed all property and equipment, debt and certain other assets and liabilities to the Company.

The Hotel was closed December 12, 2004, to undergo a major renovation and conversion to a Marriott Hotel. The renovation was completed and the Hotel reopened on January 20, 2006.

The Hotel was sold for $34,000,000 on March 15, 2013 (see Note 7).

Estimates

The preparation of financial statements requires the use of estimates and assumptions regarding certain types of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments that have an original maturity of three months or less at the date of purchase.

Concentration of Risk

The Company has deposits with financial institutions in excess of federally insured amounts.

Accounts Receivable

The Company records accounts receivable at their estimated net realizable value. An allowance for doubtful accounts is recorded based upon management’s estimate of uncollectible accounts, determined by analysis of specific customer accounts. Past due balances and delinquent receivables are charged against the allowance or written off to bad debt expense when they are determined to be uncollectible by management. There is no allowance for doubtful accounts at December 31, 2012. The Company does not recognize interest income on outstanding accounts receivable.

1. Background and Summary of Significant Accounting Policies (continued)

Inventories

Food and beverage inventories are carried at the lower of cost (first-in, first-out) or market.

Investment in Hotel Property

The investment in the hotel is stated at cost. Interest and property taxes incurred during the construction and renovation of the facilities were capitalized and depreciated over the life of the asset. Costs of improvements are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Property and equipment consisted of the following at December 31:

Land	$1,619,147
Land improvements	701,420
Building and improvements	24,031,629
Furniture and equipment	9,405,239

35,757,435
Less accumulated depreciation	(21,738,149)

$14,019,286

Depreciation, which amounted to $575,072 in 2012, is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for building and improvements, 15 years for land improvements and 5 to 7 years for furniture and equipment.

Asset Impairment

The Company reviews their long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected cash flows. Future events could cause the Company to conclude that impairment indicators exist and that long-lived assets may be impaired. To date, no impairment losses have been recorded.

1. Background and Summary of Significant Accounting Policies (continued)

Amortization

The Company capitalized certain costs incurred in obtaining a franchise license and financing. These costs are being amortized over the life of the applicable agreements as follows:

	Amortization Period	Cost	Amortization Expense	Accumulated Amortization

Franchise license fee	20 years	$52,700	$2,635	$18,445
Financing cost	2 years	200,987	100,488	180,046

		$253,687	$103,123	$198,491

Income Taxes

As a limited liability company, the Company’s taxable income or loss is allocated to the member and is reflected in the member’s income taxes; accordingly, the accompanying financial statements do not reflect a provision or liability for federal and state income taxes. The Company has determined that it does not have any material uncertain tax positions as of December 31, 2012. Fiscal years ending on or after December 31, 2009, remain subject to examination by federal and state tax authorities.

Advertising Costs

Advertising costs are expensed as incurred. Such amounts are included in advertising and business promotion expenses.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room and utilizes the Hotel’s services.

Taxes Collected from Customers and Remitted to Governmental Authorities

The Company records revenue exclusive of any applicable sales, occupancy, and other related revenue transactions taxes (net method).

Subsequent Events

The Company evaluated the effect subsequent events would have on the financial statements through April 19, 2013, which is the date the financial statements were available to be issued.

2. Franchise Agreement

The Company entered into a franchise agreement with Marriott International, Inc., which expires December 2024. The Company pays a monthly franchise fee based on a percentage of gross room and food and beverage sales. The fee percentage of gross room revenues is 6% and the fee percentage of gross food and beverage revenue is 3%. In addition, the Partnership pays 1% of gross room revenues for advertising, promotional and sales programs.

3. Debt

On June 3, 2005, the Company entered into a $30,000,000 Building Loan Agreement (the “Loan”) with HSBC Bank USA (“HSBC”). On January 18, 2006, this Loan was modified and increased to $34,000,000. This Loan was used to repay the prior mortgage debt and provide funds for the renovation. The Loan was extended in 2010 for a period of 24 months through June 3, 2012, and bears interest, at the Company’s option, of either a) LIBOR plus 1.5% or b) HSBC’s prime rate plus .25%. On March 18, 2011, the Company entered into an agreement, whereby the maturity date was extended to March 18, 2013, and the loan bears interest at a) LIBOR plus 3% with a LIBOR index floor of .25% or b) Prime plus 3% with a prime index of .25% (3.285% at December 31, 2012). Principal payments in the amount of $62,000 were due monthly through March 18, 2013, at which time the remaining balance was due.

The modified loan agreement contained covenants which among other matters, (i) limits the ability of the Company to incur additional indebtedness; create liens and sell assets; and amend or modify specific agreements and (ii) beginning April 2012, requires satisfaction of a Debt Yield Ratio. As of December 31, 2012, the Partnership did not meet the Debt Yield Ratio requirement.

The Loan was collateralized by substantially all the real and personal property at the Hotel and assignment of leases and rents.

The Loan balance was paid on March 15, 2013 (see Note 7).

4. Employee Retirement Savings Plan

The Company provides, through the Olshan Hotel Management Group 401(k) Plan, an Employee Retirement Savings Plan in accordance with Section 401(k) of the Internal Revenue Code. All full-time employees who are twenty-one (21) years of age, have completed one year of service, and 1,000 hours are eligible to participate. Participants may elect to contribute up to 100% of their pretax annual compensation up to the maximum annual limits. The Company may elect to match employee contributions up to $.25 of each dollar on the employee’s first 6% of wages. The Company contributed $21,604 to the plan for the year ended December 31, 2012.

5. Related Party Transactions

The Company has a management agreement with Olshan Hotel Management, Inc. of which the sole stockholder is a partner of the Partnership. Under the terms of the agreement, Olshan Hotel Management, Inc. manages the property through December 31, 2014, for a basic management fee of 4% gross revenues. The management fee for the year ended December 31, 2012, amounted to $531,144. In addition, accounting services are provided for a fee of $1,500 per month.

Accounts payable and accrued expenses at December 31, 2012, includes $48,091 for management and accounting fees, due to Olshan Hotel Management, Inc.

Notes payable to certain partners of Fair Oaks Motel at December 31, 2012 amounted to $1,754,000 and consist of unsecured notes payable, due on demand, with monthly payments of interest at prime rate plus 1.75% (5% at December 31, 2012), plus principal of $5,800.

6. Legal Matters

The Company is involved in various legal matters arising during the normal course of business. Management does not expect the impact of the resolution of these legal matters to have a material effect on financial position, results of operations or cash flows of the Company.

7. Subsequent Events

On January 31, 2013, the Company entered into a purchase and sale agreement for the sale of the Hotel.

On March 15, 2013, the Hotel was sold to Apple Ten Hospitality Ownership, Inc. for $34,000,000. A portion of the sales proceeds was used to pay the outstanding balance of the Loan.

On March 27, 2013, the Company paid the oustanding balances of the notes payable to certain partners of Fair Oaks Motel.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2012 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Marriott	Fairfax, VA	$34.0	March 15, 2013

This Pro Forma Condensed Consolidated Balance Sheet also assumes that the hotel had been leased to our wholly-owned taxable REIT subsidiary pursuant to a master hotel lease arrangement. The hotel acquired will be managed by an affiliate of White Lodging Services Corporation under a separate management agreement.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheet of the hotel property.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transaction had been completed as of December 31, 2012 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheet of the acquired hotel, as included in this document.

Balance Sheet as of December 31, 2012 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$506,689	$34,096	(A)	$540,785
Cash and cash equivalents	146,530	(34,881)	(D)	111,649
Other assets	14,566	17	(C)	14,583

Total Assets	$667,785	$(768)		$667,017

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$81,186	$—		$81,186
Accounts payable and accrued expenses	7,074	80	(C)	7,154

Total Liabilities	88,260	80		88,340

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	636,191	—		636,191
Distributions greater than net income	(56,714)	(848)	(B)	(57,562)

Total Shareholders’ Equity	579,525	(848)		578,677

Total Liabilities and Shareholders’ Equity	$667,785	$(768)		$667,017

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the property that was purchased after December 31, 2012 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Fairfax, VA Marriott

Purchase price per contract	$34,000
Other capitalized costs (credits) incurred	96

Investment in hotel properties	34,096	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	680	(B)
Other acquisition related costs	168	(B)
Net other assets/(liabilities) assumed	(63)	(C)

Total purchase price	$34,881	(D)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, operational charges and credits and accrued property taxes.

(D)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisition.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the Year Ended December 31, 2012
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

McKibbon Hotel Portfolio (1 Hotel):
Homewood Suites	Gainesville, FL	$14.6	January 27, 2012

Marriott	Fairfax, VA	34.0	March 15, 2013

	Total	$48.6

This Pro Forma Condensed Consolidated Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of MHH Management, LLC and White Lodging Services Corporation, under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2012, or the date the hotel began operations nor does it purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the twelve months ended December 31, 2012
(In thousands, except per share data)

	Company Historical Statement of Operations	Gainesville, FL Homewood Suites Hotel (A)	Fairfax, VA Marriott (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$106,759	$128	$10,068	$—		$116,955
Other revenue	10,907	2	3,207	—		14,116

Total revenue	117,666	130	13,275	—		131,071

Expenses
Operating expenses	57,609	84	7,372	—		65,065
General and administrative	4,408	49	1,381	—		5,838
Management and franchise fees	8,339	9	1,226	—		9,574
Taxes, insurance and other	8,372	10	786	—		9,168
Acquisition related costs	1,582	—	—	848	(G)	2,430
Depreciation of real estate owned	15,795	—	678	(678)	(B)	16,583
				788	(C)
Interest, net	4,482	56	1,106	(1,049)	(D)	4,595

Total expenses	100,587	208	12,549	(91)		113,253

Income tax expense	—	—	—	—	(F)	—

Net income (loss)	$17,079	$(78)	$726	$91		$17,818

Basic and diluted earnings per common share	$0.31					$0.32

Weighted average common shares outstanding - basic and diluted	54,888			527	(E)	55,415

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2012 for the respective period prior to acquisition by the Company.

(B) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(C) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(D) Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2012, or the dates the hotels began operations.

(E) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2012, or the dates the hotels began operations.

(F) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(G) Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2012 or the dates the hotels began operations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

April 30, 2013